SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS International Value Opportunities Fund (Effective on June 21, 2010: DWS Dreman International Value Fund)

Effective on June 21, 2010, the fund will change its name to DWS Dreman International Value Fund.

Effective on June 21, 2010, the following information replaces similar disclosure in the “PRINCIPAL INVESTMENT STRATEGY” section of the statutory prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of non–US companies. The fund typically achieves its equity exposure to non–US equity securities through investing in American Depositary Receipts (ADRs), but not limited to investments in ADRs. The fund may invest up to 50% of its assets in emerging markets securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment–grade fixed–income securities, and US stocks and other equities.

Management process. Portfolio management employs a value strategy and looks for companies it believes are undervalued. These are typically companies that portfolio management believes have been historically sound but are temporarily out of favor. Portfolio management uses a variety of quantitative screens to compare a company’s stock price to earnings, book value, cash flow and dividend yield, and analyze individual companies to identify those that portfolio management believes are financially sound and appear to have strong potential for long–term growth. The company valuations are compared on an absolute basis as well as within their respective industries.

To further narrow the universe, portfolio management analyzes factors such as price momentum, earnings estimate revisions and fundamental changes. After narrowing the universe through a combination of qualitative and fundamental research, portfolio management evaluates and selects the 45 to 60 stocks typically held by the fund.

Effective on June 21, 2010, the following information supplements the “PAST PERFORMANCE” section of the statutory prospectus:

The index benchmark for the fund has been changed from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the Russell Global Ex–US Value Index, because portfolio management believes that it better reflects the fund’s investment strategy.

Effective on June 21, 2010, the following information replaces similar disclosure in the “MANAGEMENT” section of the statutory prospectus:

Subadvisor

Dreman Value Management, L.L.C.

Portfolio Manager(s)

E. Clifton Hoover, Jr. Co–Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2010.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2010.

Wesley Wright. Portfolio Manager of the fund. Joined the fund in 2010.

June 18, 2010
DIVOF–3601ST

Effective on June 21, 2010, the following information replaces similar disclosure in the “WHO MANAGES AND OVERSEES THE FUND” section of the statutory prospectus:

Subadvisor for DWS Dreman International Value Fund

The subadvisor for DWS Dreman International Value Fund is Dreman Value Management, L.L.C. (“DVM”), 777 South Flagler Drive, Suite 800 — Tower West, West Palm Beach, FL 33401. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund’s investment decisions and buying and selling securities for each fund. DIMA compensates DVM for its services.

The following information replaces similar disclosure labeled “Sub–Advisor Approval Policy” in the “WHO MANAGES AND OVERSEES THE FUND” section of the statutory prospectus:

Multi–Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi–manager structure in managing the fund’s assets. Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“nonaffiliated sub–advisors”) to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any sub–advisor and allocate and reallocate the fund’s assets among any non–affiliated sub–advisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a non–affiliated sub–advisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non–affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non–affiliated sub–advisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non–affiliated subadvisors to certain sub–advisors that are affiliates of the Advisor (“affiliated sub–advisors”). If such relief is granted by the SEC, the Advisor, with the approval of the fund’s Board, would be able to hire non–affiliated and/or affiliated sub–advisors to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other sub–advisors (including terminating a non–affiliated sub–advisor and replacing them with an affiliated sub–advisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such sub–advisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.

Effective on June 21, 2010, the following information replaces similar disclosure in the “MANAGEMENT” portion of the “WHO MANAGES AND OVERSEES THE FUND” section of the statutory prospectus:

MANAGEMENT

E. Clifton Hoover, Jr. Co–Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2010.
■	Joined Dreman Value Management, L.L.C. in 2006.

■	Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

■	Over 20 years of investment industry experience.

■	MS, Texas Tech University.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2010.
■	Began investment career in 1957.

■	Founder, Dreman Value Management, L.L.C.

Wesley Wright. Portfolio Manager of the fund. Joined the fund in 2010.
■	Joined Dreman Value Management, L.L.C. in 2008.

■	Responsible for current portfolio holdings for the firm’s International Value and All Cap Value products.

■	Prior to joining Dreman Value Management. L.L.C., worked as an Equity Analyst at Hillcrest Asset Management.

■	BS, Texas A&M University; MBA, SMU Cox School of Business.

Please Retain This Supplement for Future Reference

June 18, 2010
DIVOF–3601ST